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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 30, 1998


          CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, providing for the issuance of the CWABS, INC., Residential Asset
          Securitization Trust 1998-A9 Mortgage Pass-Through
          Certificates, Series 1998-I).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-37539              95-4596514
----------------------------          -----------         -------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation                File Number         Identification No.)



              4500 Park Granada
            Calabasas, California                         91302
            ---------------------                      ----------
            (Address of Principal                      (Zip Code)
             Executive Offices)


      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance of the CWABS, Inc. Mortgage Pass-Through Certificates, Series 1998-I (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.






Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1   Opinion of Brown & Wood LLP re Tax Matters.




---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 25, 1998 and prospectus supplement dated July 27, 1998, of CWABS, Inc., relating to its Mortgage Pass Through Certificates, Series 1998-I.






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWABS, INC.



                                  By: /s/ David Walker
                                     -----------------------------
                                      David Walker
                                      Vice President



Dated:  July 30, 1998






Exhibit Index
-------------

Exhibit                                                                  Page
-------                                                                  ----

8.1      Opinion of Brown & Wood LLP re Tax matters                         5






                                                                   Exhibit 8.1
                                                                   -----------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                 July 30, 1998


Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
New York, New York  10281

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

         Re:   CWABS, Inc.,
               Residential Asset Securitization Trust 1998-A9
               Mortgage Pass-Through Certificates, Series 1998-I
               -------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the CWABS, Inc. Mortgage Pass Through Certificates of the above-referenced Series (the "Certificates"). The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class PO-1, Class X-1 and Class A-R Certificates are referred to herein as the "Loan Group 1 Senior Certificates", the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class PO-2 and Class X-2 Certificates are referred to herein as the "Loan Group 2 Senior Certificates", and the Class III-A-1, Class PO-3 and Class X-3 Certificates are referred to herein as the "Loan Group 3 Senior Certificates". The Loan Group 1 Senior Certificates, the Loan Group 2 Senior Certificates, the Loan Group 3 Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are registered under the Securities Act of 1933, as amended (the "Act"), and are referred to herein as the "Public Certificates".

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc., as seller and master servicer (the "Seller" or the "Master Servicer" as appropriate), and The Bank of New York, as trustee (the "Trustee"). The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          (1) Signed copy of the Registration Statement on Form S-3 (File No. 333-37539) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on October 9, 1997, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on November 7, 1997, is referred to herein as the "Registration Statement").

          (2) The Prospectus dated June 25, 1998 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated July 27, 1998 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          (3) The Pooling and Servicing Agreement (together with the Prospectus, the "Documents").

          (4) A specimen Certificate of each Class of Certificates.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Public Certificates.

     Based on the foregoing, we are of the opinion that the Trust Fund as described in the Prospectus Supplement and the Pooling and Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Trust Fund as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

     The opinion set forth herein is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinion expressed herein is limited as described above, and do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                Very truly yours,






                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                 July 30, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWABS, Inc.
                  File No. 333-37539 --
                  Residential Asset Securitization Trust 1998-A9
                  Mortgage Pass-Through Certificates, Series 1998-I
                  -------------------------------------------------



Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), transmitted herewith is a Current Report on Form 8-K containing an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes.

                                              Very truly yours,

                                              /s/ Amy Sunshine

                                              Amy Sunshine

Enclosure